                                                                    Exhibit 99.2

             SWORN STATEMENT OF CHIEF FINANCIAL OFFICER PURSUANT TO
            SECTION 21(a)(1) OF THE SECURITIES EXCHANGE ACT OF 1934

I, Kenneth T. Joyce, Chief Financial Officer of Amkor Technology, Inc. ("ATI"), state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of ATI, and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and


     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)  I have reviewed the contents of this statement with ATI's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     - the Annual Report on Form 10-K of ATI for the fiscal year ended December 31, 2001, filed with the SEC on April 1, 2002;

     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of ATI filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     -    any amendments to any of the foregoing.

By:    /s/ Kenneth T. Joyce
       _______________________________       Subscribed and sworn to before me
Name:  Kenneth T. Joyce, CFO
                                             this  14th day of August 2002.

Date:  August 14, 2002                       /s/ Kimberly A. Reed
       _______________________________       _________________________________
                                             Notary Public
                                             My Commission Expires:

                                             Notarial Seal
                                             Kimberly A. Reed, Notary Public
                                             East Goshen Twp., Chester County
                                             My Commission Expires May 10, 2003

             SWORN STATEMENT OF CHIEF EXECUTIVE OFFICER PURSUANT TO
            SECTION 21(a)(1) OF THE SECURITIES EXCHANGE ACT OF 1934

I, James J. Kim, Chief Executive Officer of Amkor Technology, Inc. ("ATI"), state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of ATI, and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and


     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)  I have reviewed the contents of this statement with ATI's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     - the Annual Report on Form 10-K of ATI for the fiscal year ended December 31, 2001, filed with the SEC on April 1, 2002;

     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of ATI filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     -    any amendments to any of the foregoing.


By: /s/ James J. Kim                          Subscribed and sworn to before me
_________________________________
Name: James J. Kim, CEO                       this  14th day of August 2002.

Date: August 14, 2002                         /s/ Kimberly A. Reed
                                              _________________________________
                                              Notary Public
                                              My Commission Expires:

                                              Notarial Seal
                                              Kimberly A. Reed, Notary Public
                                              East Goshen Twp., Chester County
                                              My Commission Expires May 10, 2003